RBC FUNDS TRUST
Tax-Free Money Market Fund

Supplement dated February 22, 2016 to the Prospectus for the RBC Money Market Funds
dated November 25, 2015 (as supplemented November 25, 2015 and February 19, 2016) and to the
Statement of Additional Information for the Money Market Funds dated November 25, 2015
(as supplemented November 25, 2015, December 8, 2015 and February 19, 2016)

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.

On February 19, 2016 the Board of Trustees of RBC Funds Trust approved the liquidation of the Tax-Free Money Market Fund (the “Fund”). This decision was made after careful consideration of the Fund’s operations, asset size and current expenses. Effective on or about February 22, 2016, the Fund will suspend all purchases and exchanges into the Fund other than purchases through dividend reinvestment, in order to facilitate an orderly liquidation on or after February 26, 2016. You may redeem your Fund shares at any time before the liquidation, as the Fund will continue to process redemptions in the ordinary course until the liquidation date. No sales charge, contingent deferred sales load or redemption fee will be imposed in connection with a redemption. If you do not redeem your Fund shares prior to the liquidation date, the Fund will automatically redeem your shares and forward the proceeds to you based on the instructions listed on your account. As disclosed in the Prospectus, the Fund is permitted to depart from its stated investment objective and policies and hold cash and cash equivalent positions as a temporary defensive measure to preserve value. In anticipation of the Fund’s liquidation, the Fund intends to begin to sell its portfolio holdings in exchange for cash, U.S. government securities and/or other short-term debt instruments. Following liquidation, all references to the Fund are hereby deleted.

The sale, exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

Please contact RBC Funds Trust at 1-800-422-2766 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE